SUPPLEMENT DATED FEBRUARY 26, 2010
TO

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY, COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, ANDCOLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective April 30, 2010, each portfolio of the AIM Variable Insurance Funds will change their name as follows:

Current Name	New Name

AIM V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
AIM V.I. International Growth Fund	Invesco V.I. International Growth Fund

The name of AIM Variable Insurance Funds will also be changing to: AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Please retain this supplement with your prospectus for future reference.

SLUS Futurity, Focus, All-Stars 2/10